SUPPLEMENT TO THE COMMON CLASS PROSPECTUS
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

The following information supersedes certain information in the fund's
Prospectus.

     John de Garis and Shelia Huang (see biographies below) join the Credit Suisse Fixed Income Management Team which is responsible for the day-to-day portfolio management of the fund. The team currently consists of Kevin D. Barry, Michael E. Gray, David N. Fisher, Richard Avidon and Philip Wubbena. Jo Ann Corkran and Suzanne Moran are no longer members of the team.

     David N. Fisher is the fund's lead manager and oversees the fund's overall duration, yield curve, and country and sector positioning. The other members of the team focus on the following: Kevin D. Barry on U.S. sector selection; John de Garis on security selection of non-US credit issues; Michael E. Gray on security selection of credit issues; Sheila Huang and Richard Avidon on security selection of mortgage-backed securities; and Philip Wubbena on security selection of asset-backed securities.

Team Member Biographies

JOHN DE GARIS, Managing Director, is Head of European Fixed Income. He joined Credit Suisse Group in 1993 as a portfolio manager with the fixed income, derivative and quantitative asset management team. Previously he worked at Provident Mutual for four years before joining the quantitative equity management team at M.A.P. Fund Managers. He holds an HND in Business and Finance at Richmond College.

SHEILA HUANG, Director, is a fixed income portfolio manager focusing on mortgage-backed securities. She joined CSAM in 2004 from TimesSquare Capital Management, where she was a Vice President and mortgage-backed securities portfolio manager. From 1999 to 2003, she was at BlackRock Financial Management, where she was mortgage strategist and a fixed income quantitative analyst. Prior to that she was a credit analyst at Citibank and a credit risk modeler at MDS Inc. Ms. Huang holds a BS in applied mathematics and international trade from Nanjing University, and a PhD in operations research from Georgia Institute of Technology. She is a CFA charterholder.

Dated: May 12, 2005                                                WPBDF-16-0505
                                                                   2005-013